                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): February 27, 1998
                                                        -----------------


                            The Bon-Ton Stores, Inc.
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             (Exact name of Registrant as specified in its charter)


           Pennsylvania                0-19517         23-2835229
-----------------------------------  -----------   ------------------
     (State or other juris-          (Commission      (IRS Employer
     diction of incorporation)        File No.)    Identification No.)

           2801 East Market Street
             York, Pennsylvania                      17402
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   (Address of principal executive offices)        (Zip Code)



      Registrant's telephone number, including  area code:  (717) 757-7660

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         (Former name or former address, if changed since last report)

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ITEM 5.   OTHER EVENTS.

     On February 27, 1998, The Bon-Ton Stores, Inc. (the "Company") entered into an Employment Agreement with Heywood Wilansky (the "Agreement"). The Agreement, effective as of February 1, 1998, extended the term of Mr. Wilansky's employment with the Company through January 31, 2003 unless sooner terminated in accordance with the Agreement. The terms of Mr. Wilansky's employment are as set forth in the Agreement, attached hereto as Exhibit 99.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a)  Financial Statements of Business Acquired.

             Not applicable.

        (b)  Pro Forma Financial Information.

             Not applicable.

        (c)  Exhibits.

             Exhibit 99 Employment Agreement between The Bon-Ton Stores, Inc. and Heywood Wilansky dated February 27, 1998

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

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              The Bon-Ton Stores, Inc.
                              -----------------------------------------------
                              (Registrant)


Date:  March 26, 1998
                              By:  /s/ James H. Baireuther
                                   ------------------------------------------
                                   James H. Baireuther,
                                   Senior Vice President, Chief Financial
                                   Officer and Chief Accounting Officer

                                 EXHIBIT INDEX

Exhibit                       Description                            Method of Filing
---------  -------------------------------------------------  ------------------------------
99         Employment Agreement between The Bon-Ton           Filed electronically herewith.
           Stores, Inc. and Heywood Wilansky dated February
           27, 1998

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